UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 29, 2009

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AE BIOFUELS, INC.

(Exact Name of Registrant as Specified in its Charter)

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Nevada	000-51354	26-1407544
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

20400 Stevens Creek Blvd., Suite 700	95014
Cupertino, California
(Address of Principal Executive Offices)	(Zip Code)

(408) 213-0940

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.

Notice of Failure to Satisfy a Continued Listing Rule or Standard.

On April 29, 2009, AE Biofuels, Inc. (the "Company") received a notice dated April 16, 2009 from the Financial Industry Regulatory Authority that the Company is late on its filing of the Annual Report on Form 10-K for the year ended December 31, 2008. Pursuant to NASD Rule 6530, unless the Form 10-K is received by the SEC's EDGAR system by May 18, 2009, the Company's common stock will not continue to be eligible for quotation on the OTC Bulletin Board.

Effective May 16, 2009, the Company’s symbol changed to “AEBFE.” Upon the filing of the 10-K, the Company expects the OTCBB to remove the “E” at the end of its trading symbol.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 1, 2009

AE BIOFUELS, INC.

By:	/s/SCOTT JANSSEN
Scott Janssen
Chief Financial Officer

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